Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Computers Portfolio

November 30, 2019

COM-QTLY-0120
1.810671.115

Schedule of Investments November 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Electronic Equipment & Components - 2.8%
Electronic Components - 2.8%
Kyocera Corp.	223,177	$15,189,171
Entertainment - 0.7%
Movies & Entertainment - 0.7%
Roku, Inc. Class A (a)(b)	24,770	3,972,365
Household Durables - 15.1%
Consumer Electronics - 15.1%
Sony Corp.	1,266,972	80,399,398
Interactive Media & Services - 4.3%
Interactive Media & Services - 4.3%
Alphabet, Inc. Class A (a)	11,337	14,784,468
Facebook, Inc. Class A (a)	40,296	8,125,285
		22,909,753
Internet & Direct Marketing Retail - 0.8%
Internet & Direct Marketing Retail - 0.8%
MercadoLibre, Inc. (a)	6,953	4,036,773
Machinery - 0.6%
Industrial Machinery - 0.6%
Kornit Digital Ltd. (a)(b)	92,732	3,162,161
Road & Rail - 2.7%
Trucking - 2.7%
Lyft, Inc.	109,001	5,338,869
Uber Technologies, Inc.	303,235	8,975,756
		14,314,625
Semiconductors & Semiconductor Equipment - 4.3%
Semiconductor Equipment - 1.6%
ASML Holding NV	20,826	5,635,932
Entegris, Inc.	63,349	2,997,675
		8,633,607
Semiconductors - 2.7%
Mellanox Technologies Ltd. (a)	32,964	3,787,564
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	198,795	10,554,027
		14,341,591

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		22,975,198

Software - 2.0%
Systems Software - 2.0%
Microsoft Corp.	71,558	10,832,450
Technology Hardware, Storage & Peripherals - 64.6%
Technology Hardware, Storage & Peripherals - 64.6%
Apple, Inc.	360,682	96,392,265
Canon, Inc.	328,881	9,110,529
Dell Technologies, Inc. (a)	139,125	6,746,171
Diebold Nixdorf, Inc. (a)(b)	872	6,339
Fujifilm Holdings Corp.	308,695	14,591,213
Hewlett Packard Enterprise Co.	872,385	13,809,855
HP, Inc.	942,241	18,920,199
Logitech International SA (Reg.)	216,957	9,485,562
NetApp, Inc.	267,788	16,225,275
Pure Storage, Inc. Class A (a)	1,001,330	16,091,373
Samsung Electronics Co. Ltd.	2,032,783	86,556,323
Seagate Technology LLC	252,115	15,046,223
Western Digital Corp.	408,844	20,577,119
Xerox Holdings Corp.	253,591	9,872,298
Xiaomi Corp. Class B (a)(c)	9,024,295	10,317,498
		343,748,242
TOTAL COMMON STOCKS
(Cost $359,538,175)		521,540,136

Money Market Funds - 1.6%
Fidelity Cash Central Fund 1.61% (d)	6,247,205	6,248,454
Fidelity Securities Lending Cash Central Fund 1.61% (d)(e)	2,098,505	2,098,715
TOTAL MONEY MARKET FUNDS
(Cost $8,347,169)		8,347,169
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $367,885,344)		529,887,305
NET OTHER ASSETS (LIABILITIES) - 0.5%		2,583,768
NET ASSETS - 100%		$532,471,073

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,317,498 or 1.9% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$109,438
Fidelity Securities Lending Cash Central Fund	45,219
Total	$154,657

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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